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                                                                    Exhibit 99.1


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                             18 U.S.C. SECTION 1350



In connection with the Annual Report on Form 10-K for the year ended December 31, 2002 of P. H. Glatfelter Company (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George
H. Glatfelter II, Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



P. H. GLATFELTER COMPANY

Date: March 14, 2003


/s/ George H. Glatfelter II
---------------------------
George H. Glatfelter II
Chief Executive Officer